SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                          -----------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2000

                          ALEXION PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    0-27756                    13-3648318
(State of Other Jurisdiction      (Commission                (IRS Employer
   of Incorporation)              File Number)             Identification No.)

    25 SCIENCE PARK, NEW HAVEN, CT                                06511
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:               (203) 776-1790

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 2. ACQUISTION OR DISPOSITION OF ASSETS.

      On September 22, 2000, Alexion Pharmaceuticals, Inc. ("Registrant"), PI Acquisition Company, Inc., a wholly-owned subsidiary of Registrant ("Merger Sub"), Polifaron, Inc. ("Polifaron") and certain shareholders of Prolifaron entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, as amended as of September 22, 2000, among other things, Merger Sub was merged with and into Prolifaron with Prolifaron being the surviving corporation. At the effective time of such merger,each issued and outstanding share of Polifaron was converted into the right to receive 0.05177 shares of the Common Stock of Registrant.

      In conjunction with the execution of the Merger Agreement, Dr. Katherine Bowdish executed an employment agreement with the Registrant whereby, at the effective time of the merger, she became the President of Alexion Antibody Technologies and Vice President of Antibody Discovery, Alexion Pharmaceuticals, Inc.

ITEM 5. OTHER EVENTS.

      On September 18, 2000, the Board of Directors of Registrant amended the purchase price under Registrant's Shareholder Rights Plan. Such purchase price, for each one one-hundredth of a share of Junior Participating Cumulative Preferred Stock of Registrant to be issued upon the exercise of each preferred stock purchase right under that certain Rights Agreement, dated as of February 14, 1997, was increased from $75.00 to $725.000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements - Pursuant to the instructions in Item 7 of Form 8-K, the financial statements required by Item 7 will be filed by an Amendment to this Report as soon as practicable, but no later than sixty (60) days after this Report is required to be filed.

      (b) Pro forma Financial Information - Pursuant to the instructions in Item 7 of Form 8-K, the pro forma financial information required by Item 7 will be filed by an Amendment to this Report as soon as practicable, but no later than sixty (60) days after this Report is required to be filed.

      (c) Exhibits.

      1. Agreement and Plan of Merger, dated as of September 22, 2000, between the Registrant, Prolifaron, certain shareholders of Prolifaron and PI Acquisition Company, Inc., and Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 22, 2000 between


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the  Registrant,  Prolifaron,  certain  shareholders  of  Prolifaron  and PI
Acquisition Company, Inc., filed herewith as Exhibit 2.1.

      2. Employment Agreement between the Registrant and Katherine Bowdish, dated September 21, 2000, filed herewith as Exhibit 10.1.

      3. On September 25, 2000, Alexion issued the press release filed herewith as Exhibit 99.1.

      4. Amendment No. 1 to Rights Agreement, dated as of September 18, 2000, between the Registrant and Continental Stock Transfer and Trust Company, filed herewith as Exhibit 4.1.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALEXION PHARMACEUTICALS, INC.


Dated: October 2, 2000                  By: /s/ Leonard Bell
                                           -------------------------------------
                                           Name:  Leonard Bell, M.D.
                                           Title: President, Chief Executive
                                                    Officer, Secretary
                                                    and Treasurer


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                                  EXHIBIT INDEX

Exhibit                                                               Sequential
No.      Description                                                   Page No.
---      -----------                                                   --------

(2.1) Agreement and Plan of Merger, dated as of September 22, 2000, between the Registrant, Prolifaron, certain shareholders of Prolifaron and PI Acquisition Company, Inc., and Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 22, 2000 between the Registrant, Prolifaron, certain shareholders of Prolifaron and PI Acquisition
         Company, Inc.

(4.1) Amendment No. 1 to Rights Agreement, dated as of September 18, 2000, between the Registrant and Continental Stock
         Transfer and Trust Company, filed herewith as Exhibit 4.1.

(10.1) Employment Agreement between the Registrant and Katherine Bowdish, dated September 21, 2000.

(99.1)   Press Release dated September 25, 2000.


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